Exhibit 1.2

Sow Good Inc.

Shares of Common Stock

SALES AGREEMENT

November 14, 2024

Needham & Company, LLC

250 Park Avenue

New York, New York 10177

Ladies and Gentlemen:

Sow Good Inc., a Delaware corporation (the “Company”), confirms as follows its agreements with Needham & Company, LLC (“Needham” or the “Sales Agent”).

1.
Issuance and Sale of Shares.
(a)
On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Sales Agreement (the “Agreement”), the Company agrees that, from time to time during the term of this Agreement, it may issue and sell through or to the Sales Agent shares of common stock (the “Placement Shares”) of the Company, par value $0.001 per share (the “Common Stock”); provided, however, that in no event shall the Company issue or sell through or to the Sales Agent such number or dollar amount of Placement Shares that would (i) exceed the number or dollar amount of shares of Common Stock registered on the effective Registration Statement (as defined below) pursuant to which the offering is being made, (ii) exceed the number of authorized but unissued shares of Common Stock (less shares of Common Stock issuable upon exercise, conversion or exchange of any outstanding securities of the Company or otherwise reserved from the Company’s authorized capital stock), (iii) exceed the number or dollar amount of shares of Common Stock permitted to be sold by the Company under Form S-3 (including General Instruction I.B.6. thereof, if applicable), (iv) exceed the number of shares of Common Stock permitted to be sold under the rules and regulations of the Nasdaq Global Market (the “Exchange”) or (v) exceed the number or dollar amount of shares of Common Stock for which the Company has filed a Prospectus Supplement (as defined below) (the lesser of clauses (i), (ii), (iii), (iv) and (v), the “Maximum Amount”). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 on the number or dollar amount of Placement Shares that may be issued and sold under this Agreement shall be the sole responsibility of the Company and the Sales Agent shall have no obligation in connection with such compliance. The issuance and sale of Placement Shares through or to the Sales Agent will be effected pursuant to the Registration Statement to be filed by the Company with the Securities and Exchange Commission (the “Commission”) on November 14, 2024 and to be declared effective by the Commission, although nothing in this Agreement shall be construed as requiring the Company to issue shares of Common Stock.
(b)
The Company will file, in accordance with the provisions of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations of the Commission thereunder (collectively referred to as the “Rules and Regulations”), with the Commission a registration statement on Form S-3, including a base prospectus and together with such amendments thereto as may have been required to the date of this

Agreement, relating to the Common Stock to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act Rules and Regulations”). The Company has prepared a prospectus supplement to the base prospectus included as part of the registration statement, which prospectus supplement relates to the Placement Shares to be issued from time to time by the Company pursuant to this Agreement (the “Prospectus Supplement”). The Company will furnish to the Sales Agent, for use by the Sales Agent, copies of the base prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement. The Company may file one or more additional registration statements from time to time that will contain a base prospectus and a related prospectus supplement, if applicable (which shall be a Prospectus Supplement), with respect to the Placement Shares. Except where the context otherwise requires, any such registration statement, including the amendments thereto, the exhibits and any schedules thereto, the documents otherwise deemed to be part thereof, included or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations (“Rule 424(b)”) or deemed to be a part of such registration statement pursuant to the Rules and Regulations (including Rule 430B thereof), and any registration statement relating to the offering contemplated by this Agreement and filed pursuant to Rule 462(b) of the Rules and Regulations (“Rule 462(b)”) is herein called the “Registration Statement.” The base prospectus or base prospectuses, including all documents incorporated by reference therein, included in the Registration Statement, as it may be supplemented, if applicable, by the Prospectus Supplement, in the form in which such prospectus or prospectuses and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b), together with any then-issued Issuer Free Writing Prospectuses (as defined below), is herein called the “Prospectus.”
(c)
Any reference herein to the Registration Statement, any base prospectus, any Prospectus Supplement, the Prospectus or any Issuer Free Writing Prospectus shall be deemed to refer to and include the documents, if any, that are or are deemed to be incorporated by reference therein or from which information is so incorporated by reference (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any base prospectus, any Prospectus Supplement, the Prospectus or any Issuer Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the most recent effective date of the Registration Statement, or the respective dates of the base prospectus, such Prospectus Supplement, the Prospectus or such Issuer Free Writing Prospectus, as the case may be, and deemed to incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to include the most recent copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval system or, if applicable, the Interactive Data Electronic Application system when used by the Commission (collectively, “EDGAR”).
2.
Placements. Each time that the Company wishes to issue and sell Placement Shares hereunder (each, a “Placement”), it will notify the Sales Agent by email notice (or other method mutually agreed to by the parties) (each such notice, a “Placement Notice”) containing the parameters in accordance with which the Company desires such Placement Shares to be sold, which at a minimum shall include the maximum number or amount of Placement Shares to be sold, the time period during which sales are requested to be made, any limitation on the number or amount of Placement Shares that may be sold in any day on which the Common Stock is traded on the Exchange (any such day, a “Trading Day”) and any minimum price below which sales may not be made, the form of which is attached hereto as Schedule 1. The Placement Notice shall originate from any of the individuals from the Company set forth on Schedule 3 (with a copy to each of the other individuals from the Company listed on such Schedule 3), and shall be addressed to each of the individuals from the Sales Agent set forth on Schedule 3, as such Schedule 3 may be amended from time to time. The Placement Notice shall be immediately effective upon receipt by the Sales Agent unless and until (a) the Sales Agent declines in writing to accept the terms contained therein for any reason, in its sole discretion, which declination must occur within a reasonable amount of time following receipt of the Placement Notice, (b) the Sales Agent suspends sales under the Placement Notice for any reason in its sole discretion in accordance with this Agreement, (c) the entire number or amount of the Placement Shares thereunder or under this Agreement have been sold, (d) the Company amends, supersedes, suspends or terminates the Placement Notice or (e) this Agreement has been terminated under the provisions of Section 11. The amount of any discount, commission or other compensation to be paid by the Company to the Sales Agent in connection with the sale of the Placement Shares shall be calculated in accordance with the terms set forth in Schedule 2. It is expressly acknowledged and agreed that neither the Company nor the Sales Agent will have any obligation whatsoever with respect to a Placement or any Placement Shares unless and until the Company delivers a Placement Notice to the Sales Agent and the Sales Agent does not decline (and the Company does not suspend or terminate) such Placement Notice pursuant to the terms set forth above, and then only upon the terms specified therein and herein. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice, the terms of the Placement Notice will control with respect to the matters covered thereby.
3.
Sale of Placement Shares by the Sales Agent. On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, upon the Sales Agent’s acceptance of the terms of a Placement Notice, and unless the sale of the Placement Shares described therein has been declined, suspended or otherwise terminated in accordance with the terms of this Agreement, the Sales Agent, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable laws and regulations and the rules of the Exchange to sell such Placement Shares up to the number or amount specified in, and otherwise in accordance with the terms of, such Placement Notice. The Sales Agent will provide written confirmation to the Company no later than the opening of the Trading Day immediately following the Trading Day on which it has made sales of Placement Shares hereunder setting forth the number or amount of Placement Shares sold on such Trading Day, the average price at which Placement Shares were sold and the gross proceeds generated from such sales. Subject to the terms of the Placement Notice, the Sales Agent may sell Placement Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) of the Rules and Regulations, including sales made directly on or through the Exchange or any other existing trading market for the Common Stock, in negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices and/or any other method permitted by law. The Company acknowledges and agrees that (a) there can be no assurance that the Sales Agent will be successful in selling Placement Shares, (b) the Sales Agent will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Shares for any reason other than a failure by the Sales Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable laws and regulations to sell such Placement Shares as required under this Agreement and (c) the Sales Agent shall be under no obligation to purchase Placement Shares on a principal basis pursuant to this Agreement, except as otherwise agreed by the Sales Agent and the Company in a separate written agreement setting forth the terms of such sale.
4.
Suspension of Sales.
(a)
The Company or the Sales Agent may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Schedule 3, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than automatic reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other party set forth on Schedule 3), suspend any sale of Placement Shares (each, a “Suspension”); provided, however, that such Suspension shall not affect or impair any party’s obligations with respect to any Placement Shares sold hereunder prior to the receipt of such notice. While a Suspension is in effect, any obligation under Sections 7(r), 7(s) and 7(t) with respect to the delivery of certificates, opinions and comfort letters to the Sales Agent, shall be waived. Each of the parties agrees that no notice under this Section 4 shall be effective against the other party unless notice is sent by one of the individuals named on Schedule 3 hereto to one of the individuals named on Schedule 3 hereto, as such Schedule may be amended from time to time.
(b)
Notwithstanding any other provision of this Agreement, during any period in which the Company is, or would reasonably be deemed to be, in possession of material non-public information, the Company and the Sales Agent agree that (i) no sale of Placement Shares will take place, (ii) the Company shall not request the sale of any Placement Shares and shall cancel any effective Placement Notices instructing the Sales Agent to make any sales and (iii) the Sales Agent shall not be obligated to sell or offer to sell any Placement Shares.
5.
Settlement and Delivery.
(a)
Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Shares will occur on the first Trading Day (or such other day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date”). The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Shares sold (the “Net Proceeds”) will be equal to the aggregate gross sales price received by the Sales Agent, after deduction of (i) the Sales Agent’s commission, discount or other compensation for such sales payable by the Company pursuant to Section 2 hereof, (ii) any other amounts due and payable by the Company to the Sales Agent pursuant to Section 7(h) of this Agreement and (iii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.
(b)
On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Shares being sold by crediting the Sales Agent’s or its designee’s account (provided the Sales Agent shall have given the Company written notice of such designee at least one Trading Day prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto, which in all cases shall be duly authorized, freely tradeable, transferable, registered shares of Common Stock in good deliverable form. On each Settlement Date, the Sales Agent will deliver the related Net Proceeds in same day funds to an account designated by the Company on or prior to the Settlement Date. In addition to and in no way limiting the rights and obligations set forth in Section 9 hereto, the Company agrees that if the Company or its transfer agent (if applicable), defaults in its obligation to deliver duly authorized, freely tradeable, transferable, registered Placement Shares on a Settlement Date, the Company will (i) hold the Sales Agent harmless against any loss, claim, damage, or reasonable, documented out-of-pocket expense (including reasonable, documented legal fees and expenses), as incurred, arising out of or in connection with such default by the Company or its transfer agent (if applicable), (ii) pay to the Sales Agent (without duplication) any commission, discount or other compensation to which it would otherwise have been entitled absent such default and (iii) take all necessary action to cause the full amount of any Net Proceeds that were delivered to the Company’s account with respect to such settlement, together with any costs incurred by the Sales Agent in connection with recovering such Net Proceeds, to be immediately returned to the Sales Agent no later than 5:00 p.m., New York City time, on such Settlement Date, by wire transfer of immediately available funds to an account designated by the Sales Agent.
(c)
[Reserved].

(d)
Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares if, after giving effect to the sale of such Placement Shares, the aggregate number or gross sales proceeds of Placement Shares sold pursuant to this Agreement would exceed the lesser of (i) together with all sales of Placement Shares under this Agreement, the Maximum Amount, (ii) the amount available for offer and sale under the then-effective Registration Statement and (iii) the amount authorized from time to time to be issued and sold under this Agreement by the Company’s board of directors or a duly authorized committee thereof, and notified to the Sales Agent in writing. Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares pursuant to this Agreement at a price lower than the minimum price authorized from time to time by the Company’s board of directors or a duly authorized committee thereof, and notified to the Sales Agent in writing. Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge and agree that compliance with the limitations set forth in this Section 5(d) on the number or dollar amount of Placement Shares that may be issued and sold under this Agreement from time to time shall be the sole responsibility of the Company, and the Sales Agent shall have no obligation in connection with such compliance.
(e)
The Company agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Placement Shares or any other equity security of the Company shall only be effected by or through the Sales Agent on any single given date; provided however that (i) the foregoing limitation shall not apply to (A) exercise of any option, warrant, right or any conversion privilege set forth in the instruction governing such securities, (B) sales solely to employees, directors or security holders of the Company or its subsidiaries, or to a trustee or other person acquiring such securities for the accounts of such person and (ii) such limitation shall not apply (A) on any day during which no sales are made pursuant to this Agreement or (B) during a period in which the Company has notified the Agents that it will not sell Common Stock under this Agreement and (1) no Placement Notice is pending or (2) after a Placement Notice has been withdrawn.
6.
Representations and Warranties of the Company

The Company represents, warrants and covenants to the Sales Agent that as of the date of this Agreement and as of each Applicable Time (as defined below), unless such representation, warranty or covenant specifies a different time:

(a)
The Company and the transactions contemplated by this Agreement meet the requirements for and comply with the applicable conditions for the use of Form S‑3 (including General Instructions I.A and I.B.1.) under the Act. The Registration Statement has been filed with the Commission and has been declared effective by the Commission under the Act prior to the issuance of any Placement Notice by the Company. The Prospectus Supplement will name the Sales Agent as the agent engaged by the Company in the section entitled “Plan of Distribution.” The Registration Statement and the offer and sale of Placement Shares as contemplated hereby meet the requirements of Rule 415 under the Rules and Regulations and comply in all material respects with Rule 415. The Company has not received, and has no notice of, any order of the Commission preventing or suspending the use of the Registration Statement, or threatening or instituting proceedings for that purpose. Any statutes, regulations or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed. Copies of the Registration Statement, the Prospectus and any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement have been delivered to the Sales Agent and its counsel, or are available through EDGAR. The Company has not distributed and, prior to the later to occur of each Settlement Date and completion of the distribution of the Placement Shares, will not distribute any offering material in connection with the offering or sale of the Placement Shares other than the Registration Statement and the Prospectus and any Issuer Free Writing Prospectus to which the Sales Agent has consented, any such consent not to be unreasonably withheld, conditioned or delayed.

(b)
The Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto, and the Incorporated Documents, when such documents were or are filed with the Commission under the Act or the Exchange Act or became or become effective under the Act, as the case may be, comply or will comply in all material respects with the requirements of the Act and the Exchange Act, as applicable, and the Rules and Regulations and the Exchange Act Rules and Regulations, as applicable.

When it became, becomes or is deemed to become effective, no part of the Registration Statement or any amendment or supplement thereto did, does or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendment and supplement thereto, as of its date and at each Applicable Time, did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Issuer Free Writing Prospectus, as of its issue date and as of each Applicable Time, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means (i) each Representation Date (as defined below), (ii) the time of each sale of any Placement Shares pursuant to this Agreement and (iii) each Settlement Date.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Placement Shares that (i) is required to be filed with the Commission by the Company or (ii) is exempt from filing pursuant to Rule 433(d)(5)(i) or (d)(8) under the Securities Act, in each case, in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

The foregoing representations and warranties in this Section 6(b) do not apply to any statements or omissions made in reliance on, and in conformity with, information relating to the Sales Agent furnished in writing to the Company by the Sales Agent specifically for inclusion in the Registration Statement, the Prospectus Supplement, the Prospectus or any Issuer Free Writing Prospectus, or any amendment or supplement thereto. The Company acknowledges that the statements set forth in the eighth paragraph under the caption “Plan of Distribution” in the Prospectus Supplement (the “Sales Agent Information”) constitute the only information relating to the Sales Agent furnished in writing to the Company by the Sales Agent specifically for inclusion in the Registration Statement, the Prospectus Supplement, the Prospectus and any Issuer Free Writing Prospectus.

(c)
In connection with the offering of the Placement Shares, (i) at the time of filing of the Registration Statement and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act or an “excluded issuer,” as defined in Rule 164 under the Securities Act.
(d)
The Incorporated Documents, when they became or become effective or were or are filed with the Commission, as the case may be, complied or will comply in all material respects with the requirements of the Act and the Exchange Act, as applicable, and the Rules and Regulations and the Exchange Act Rules and Regulations, as applicable; and any further documents filed and incorporated by reference subsequent to the Effective Date shall, when they are filed with the Commission, comply in all material respects with the requirements of the Act and the Exchange Act, as applicable, and the Rules and Regulations and the Exchange Act Rules and Regulations, as applicable. Each Incorporated Document did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated in such document or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(e)
The Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any corporation, firm, partnership, joint venture, association or other entity, other than (i) the subsidiaries listed in Exhibit 21 to its most recent Annual Report on Form 10-K (collectively, the “Subsidiaries”), (ii) those subsidiaries not required to be listed on such Exhibit 21 pursuant to Item 601 of Regulation S-K under the Exchange Act and (iii) those subsidiaries formed since the last day of the most recently ended fiscal year. The Company and each of the Subsidiaries are duly organized, validly existing and in good standing under the laws of their respective jurisdiction of organization. Each of the Company and its Subsidiaries has been duly organized and is validly existing as a corporation or other entity in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its Subsidiaries has the power and authority (corporate or otherwise) to own its properties and conduct its business as currently being carried on and as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation or other entity in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary, except where the failure to so qualify would not have or be reasonably likely to result in a material adverse effect, or a prospective material adverse change, upon the business, properties, operations, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, or in its ability to perform its obligations under this Agreement (“Material Adverse Effect”). The Company has the power and authority to enter into this Agreement and to authorize, issue and sell the Placement Shares as contemplated by this Agreement. This Agreement has been duly authorized by the Company, and when executed and delivered by the Company, and will constitute the valid, legal and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.
(f)
The Company has an authorized capitalization as set forth in the Registration Statement and the Prospectus. All of the issued and outstanding shares of capital stock of the Company are duly authorized and validly issued, fully paid and nonassessable, and have been issued in compliance with all applicable securities laws, and conform in all material respects to the description thereof in the Registration Statement and the Prospectus. All of the issued shares of capital stock of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims. Except for the issuances of options or restricted stock in the ordinary course of business or pursuant to this Agreement, since the respective dates as of which information is provided in the Registration Statement or the Prospectus, the Company has not entered into or granted any convertible or exchangeable securities, options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company any shares of the capital stock of the Company. The Placement Shares, when issued and paid for as provided herein, will be duly authorized and validly issued, fully paid and nonassessable, will be issued in compliance with all applicable securities laws, will be free of preemptive, registration or similar rights and will conform to the description of the capital stock of the Company contained in the Registration Statement and the Prospectus.
(g)
At the time the Registration Statement was originally declared effective, the Company met the then-applicable requirements for the use of Form S-3 under the Act, including, but not limited to, General Instruction I.B.1. of Form S-3. The Company is not exempt from the requirements of the Financial

Industry Regulatory Authority, Inc. (“FINRA”). The Company is not a shell company (as defined in Rule 405) and has not been a shell company for at least 12 calendar months previously and if it has been a shell company at any time previously, has filed current Form 10 information (as defined in Instruction I.B.6. of Form S-3) with the Commission at least 12 calendar months previously reflecting its status as an entity that is not a shell company.
(h)
The financial statements of the Company, together with the related notes and schedules, included in the Registration Statement or the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, and fairly present the financial condition of the Company as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with U.S. generally accepted accounting principles (“GAAP”) consistently applied throughout the periods involved. No other financial statements or schedules are required under the Securities Act or the Exchange Act to be included in the Registration Statement or the Prospectus. To the Company’s knowledge, each of Urish Popeck & Co., LLC and M&K CPAS, PLLC (each, an “Accountant” and together, the “Accountants”), which have expressed their respective opinions with respect to certain financial statements and schedules included as a part of the Company’s most recent Annual Report on Form 10-K and incorporated by reference into the Registration Statement and the Prospectus, is an independent registered public accounting firm with respect to the Company within the meaning of Article 2-01 of Regulation S-X of the Commission and the Public Company Accounting Oversight Board (“PCAOB”).
(i)
Except as contemplated by this Agreement, no Person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Placement Shares.
(j)
Since the respective dates as of which information is given in the Registration Statement or the Prospectus, (i) the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, (ii) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock; (c) there has not been any change in the capital stock of the Company (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants, upon the conversion of outstanding shares of preferred stock or other convertible securities or upon the issuance of restricted stock awards under the Company’s existing stock awards plan, or any new grants thereof in the ordinary course of business), (d) there has not been any material change in the Company’s long-term or short-term debt, and (e) there has not been the occurrence of any Material Adverse Effect.
(k)
The Company is not and, after giving effect to the transactions contemplated hereby (including the offer and sale of the Placement Shares) and the application of the net proceeds thereof, will not be, an “investment company,” as each such terms are defined in the Investment Company Act of 1940, as amended.
(l)
Neither the issuance, sale and delivery of the Placement Shares nor the application of the proceeds thereof by the Company as described in the Registration Statement and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.
(m)
There is not pending or, to the knowledge of the Company, threatened, any action, suit or proceeding to which the Company or any of its Subsidiaries is a party or of which any property or assets of the Company or any of its Subsidiaries is the subject before or by any court or governmental agency, authority or body, or any arbitrator or mediator which is reasonably likely, singularly or in the aggregate, to result in a Material Adverse Effect.

(n)
Neither the Company nor any of its Subsidiaries is in violation, breach or default under its certificate of incorporation, by-laws or other equivalent organizational or governing documents.
(o)
No consents, approvals, orders, authorizations or filings are required on the part of the Company in connection with the execution, delivery and performance by the Company of this Agreement, the issuance and sale by the Company of the Placement Shares, except such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws and the rules of FINRA or the Exchange in connection with the sale of the Placement Shares by the Sales Agent or such as otherwise have already been obtained or made as of the date of this Agreement.
(p)
The execution, delivery and performance of this Agreement and the consummation of the transaction contemplated herein contemplated will not (i) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any law, order, rule or regulation to which the Company or any Subsidiary is subject, or by which any property or asset of the Company or any Subsidiary is bound or affected, (ii) conflict with, result in any violation or breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) (a “Default Acceleration Event”) of, any agreement, lease, credit facility, debt, note, bond, mortgage, indenture or other instrument (the “Contracts”) or obligation or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, except to the extent that such conflict, default, or Default Acceleration Event has been waived or is not reasonably likely to result in a Material Adverse Effect, or (iii) result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Company’s Amended and Restated Certificate of Incorporation (“Certificate”) or by-laws.
(q)
The Company and each of its Subsidiaries have good and marketable title to all property (whether real or personal) described in the Registration Statement and the Prospectus as being owned by them that are material to the business of the Company, in each case free and clear of all liens, claims, security interests, other encumbrances or defects, except those that are disclosed in the Registration Statement and the Prospectus and those that are not reasonably likely to result in a Material Adverse Effect. The property held under lease by the Company and its Subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company and its Subsidiaries.
(r)
There is no Contract or document required by the Securities Act to be described in the Registration Statement or in the Prospectus or to be filed as an exhibit to the Registration Statement which is not so described or filed therein as required; and all descriptions of any such Contracts or documents contained in the Registration Statement and in the Prospectus are accurate and complete descriptions of such documents in all material respects. Other than as described in the Registration Statement and the Prospectus, no such Contract has been suspended or terminated for convenience or default by the Company or any of the other parties thereto, and neither the Company has received notice, and the Company has no knowledge, of any such pending or threatened suspension or termination.
(s)
The Company has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Placement Shares.
(t)
No person or entity has the right to require registration of shares of Common Shares or other securities of the Company within 180 days of the date hereof because of the filing or effectiveness of the Registration Statement or otherwise, except for persons and entities who have expressly waived such right in writing or who have been given timely and proper written notice and have failed to exercise such right within the time or times required under the terms and conditions of such right. Except as described in the Registration Statement and the Prospectus, there are no persons with registration rights or similar rights to have any securities registered by the Company under the Securities Act.
(u)
The Common Stock is registered under Section 12(b) of the Exchange Act and is currently listed on the Exchange under the trading symbol “SOWG.” There is no action pending by the Company or, to the Company’s knowledge, by the Exchange designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Exchange, nor has the Company received any notification that the Commission or the Exchange is contemplating terminating such registration or listing. The Company is in compliance in all material respects with all applicable listing requirements of the Exchange.
(v)
To the knowledge of the Company, the Company and each of its Subsidiaries owns or possesses or has valid right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property”) necessary for the conduct of the business of the Company and its subsidiaries as currently carried on and as described in the Registration Statement and the Prospectus. To the knowledge of the Company, no action or use by the Company or any of its Subsidiaries involves or gives rise to any infringement of, or license or similar fees for, any Intellectual Property of others, except where such action, use, license or fee is not reasonably likely to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice alleging any such infringement or fee. To the Company’s knowledge, none of the technology employed by the Company or any Subsidiary has been obtained or is being used by the Company or such Subsidiary in violation of any contractual obligation binding on the Company or such Subsidiary or, to the Company’s knowledge, any of the officers, directors or employees of the Company or any Subsidiary, or, to the Company’s knowledge, otherwise in violation of the rights of any persons.
(w)
[Reserved].
(x)
The Company has (i) filed all foreign, federal, state and local tax returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof and (ii) paid all taxes (as hereinafter defined) shown as due and payable on such returns that were filed and has paid all taxes imposed on or assessed against the Company that are due and payable. The provisions for taxes payable, if any, shown on the financial statements included in the Registration Statement and the Prospectus are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. To the knowledge of the Company, no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company, and no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company. The term “taxes” means all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.
(y)
The Company and each of its Subsidiaries holds, and is in compliance with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders (“Permits”) of any governmental or self-regulatory agency, authority or body (including, without limitation, those administered by the Food and Drug Administration of the U.S. Department of Health and Human Services

(the “FDA”) or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) required for the conduct of its business, and all such Permits are in full force and effect, in each case, except where the failure to hold, or comply with, any of them is not reasonably likely, singularly or in the aggregate, to have a Material Adverse Effect or adversely affect the consummation of the transactions contemplated by this Agreement.
(z)
The Company and each of its Subsidiaries carries, or is covered by, insurance in such amounts and covering such risks as is commercially reasonable for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.
(aa)
Except as disclosed to the Sales Agent in writing, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to (i) any person, as a finder’s fee, investing fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who provided capital to the Company, (ii) any FINRA member, or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member within the 12-month period prior to the date on which the Registration Statement was filed with the Commission (“Filing Date”) or thereafter.
(bb)
The Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof.
(cc)
Neither the Company nor any of its Subsidiaries, or any director or officer of the Company or any Subsidiary, nor, to the knowledge of the Company, any employee, representative, agent, affiliate of the Company or any of its Subsidiaries or any other person acting on behalf of the Company or any of its Subsidiaries, is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official”(as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to continue to ensure, continued compliance therewith.
(dd)
The minute books of the Company have been made available to the Sales Agent and counsel for the Sales Agent, and such books (i) contain a complete summary of all meetings and actions of the board of directors (including each board committee) and stockholders of the Company (or analogous governing bodies and interest holders, as applicable) since the time of its incorporation or organization through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes. The Company and its Subsidiaries maintain a system of “internal controls over financial reporting” (as defined under Rules 13a-15 and 15d-15 under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by, or under the supervision of, its principal executive and principal financial officers, or persons performing similar functions, sufficient to provide reasonable assurance regarding (i) the reliability of financial reporting and that the financial statements for external purposes have been prepared in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (v) the interactive data in eXtensible Business Reporting Language included in the Registration Statement and Prospectus fairly present the information called for in all material respects and are prepared in accordance with the Commission’s rules and guidelines applicable thereto. Since the date of the latest audited financial statements included in the Registration Statement and the Prospectus, there has been no change in the Company’s internal controls over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company maintains disclosure controls and procedures that have been designed to ensure that material information relating to the Company and any subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.
(ee)
[Reserved].
(ff)
To the Company’s knowledge, no (i) officer or director of the Company, (ii) owner of 5% or more of any class of the Company’s securities or (iii) owner of any amount of the Company’s unregistered securities acquired within the 180-day period prior to the Filing Date, has any direct or indirect affiliation or association with any FINRA member. The Company will advise the Sales Agent if it becomes aware that any officer, director of the Company or any owner of 5% or more of any class of the Company’s securities is or becomes an affiliate or associated person of a FINRA member participating in the offering.
(gg)
Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company or any of its Subsidiaries, any director, officer, employee, agent, affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, His Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its Subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, the Crimea Region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the issuance and sale of the Placement Shares, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country; or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as initial purchaser, underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.
(hh)
The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened. “Governmental Entity” shall be defined as any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency (whether foreign or domestic) having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations.
(ii)
The Company and its Subsidiaries are in compliance with all foreign, federal, state and local rules, laws and regulations relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to their businesses (“Environmental Laws”), except where the failure to comply has not had and would not reasonably be expected to have, singularly or in the aggregate, a Material Adverse Effect. There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any of its Subsidiaries (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company or any of its Subsidiaries is or may otherwise be liable) upon any of the property now or previously owned or leased by the Company or any of its Subsidiaries, or upon any other property, in violation of any law, statute, ordinance, rule, regulation, order, judgment, decree or permit or which would, under any law, statute, ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which has not had and would not reasonably be expected to have, singularly or in the aggregate, a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of its Subsidiaries has knowledge.
(jj)
All statistical or market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, the Company has no knowledge of any facts that would make such information not reliable or inaccurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.
(kk)
No “prohibited transaction”(as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency”(as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the thirty (30)-day notice requirement under Section 4043 of ERISA has been waived) has occurred or could reasonably be expected to occur with respect to any employee benefit plan of the Company or any of its Subsidiaries which would reasonably be expected to, singularly or in the aggregate, have a Material Adverse Effect. Each employee benefit plan of the Company or any of its Subsidiaries is in compliance in all material respects with applicable law, including ERISA and the Code. The Company and its Subsidiaries have not incurred and could not reasonably be expected to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan (as defined in ERISA). Each pension plan for which the Company or any of its Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which could, singularly or in the aggregate, cause the loss of such qualification.
(ll)
There is (i) no unfair labor practice complaint pending against the Company, or any of its Subsidiaries, nor to the Company’s knowledge, threatened against it or any of its Subsidiaries, before the National Labor Relations Board, any state or local labor relation board or any foreign labor relations board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its Subsidiaries, or, to the Company’s knowledge, threatened against it and (ii) no labor disturbance by the employees of the Company or any of its Subsidiaries exists or, to the Company’s knowledge, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its Subsidiaries, principal suppliers, manufacturers, customers or contractors, that could reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company or any Subsidiary plans to terminate employment with the Company or any such Subsidiary.
(mm)
[Reserved].
(nn)
In connection with its collection, storage, transfer and/or use of any personally identifiable information from any individuals, including, without limitation, any customers, prospective customers, employees and/or other third parties (collectively “Private Information”), the Company is and has been in compliance in all material respects with all applicable laws in all relevant jurisdictions, the Company’s privacy policies and the requirements of any contract or codes of conduct to which the Company is a party or to which it is subject. The Company takes and has taken all steps reasonably necessary (including implementing and monitoring compliance with technical, organizational and administrative security measures) to protect Private Information against loss and against unauthorized access, use, modification, disclosure or other misuse. In the past three years, there has been no modification, disclosure or other misuse of, nor to the Company’s knowledge, any unauthorized access to any Private Information, nor has there been any breach in security of any of the information systems used to store or otherwise process any Private Information. The Company requires all third parties to which the Company provides Private Information or access thereto to maintain the privacy and security of such Private Information, including by contractually obligating such third parties to protect such Private Information in accordance with the applicable privacy laws. The Company is not subject to any complaints, lawsuits, proceedings, audits, investigations or claims by any private party, the Federal Trade Commission, any state attorney general or similar state official, or any other governmental authority, foreign or domestic, regarding its collection, use, storage, disclosure, transfer or maintenance of any Private Information and there are no such complaints, lawsuits, proceedings, audits, investigations or claims, to the Company’s knowledge, threatened.
(oo)
The Company has a reasonable basis for, and has made in good faith, each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement or the Prospectus.
(pp)
The Company is not a party to any agreement with an agent or underwriter for any other “at the market” or continuous equity transaction.
(qq)
The Company acknowledges and agrees that Sales Agent has informed the Company that the Sales Agent may, to the extent permitted under the Act and the Exchange Act, purchase and sell Common Stock for its own account while this Agreement is in effect, provided, that (i) no such purchase or sales shall take place while a Placement Notice is in effect (except to the extent the Sales Agent may engage in sales of Placement Shares purchased or deemed purchased from the Company as a “riskless principal” or in a similar capacity) and (ii) the Company shall not be deemed to have authorized or consented to any such purchases or sales by the Sales Agent.
(rr)
No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries on the one hand, and the directors, officers, stockholders (or analogous interest holders), customers or suppliers of the Company or any of its Subsidiaries on the other hand, which is required to be described in the Registration Statement or the Prospectus and which is not so described.
(ss)
There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of its respective family members. Except as disclosed in the Registration Statement and the Prospectus, there are no other transactions between or among the Company, directors, officers or other control persons of the Company. All such transactions have been duly approved by the board of directors of the Company, or duly appointed committees or officers thereof, if and to the extent required under applicable law.
(tt)
Except as disclosed in the Registration Statement and the Prospectus, no supplier, customer, distributor or sales agent of the Company or any subsidiary has notified the Company or any subsidiary that it intends to discontinue or decrease the rate of business done with the Company or any Subsidiary, except where such discontinuation or decrease has not resulted in and could not reasonably be expected to result in a Material Adverse Effect.
(uu)
None of the net proceeds of the offering will be paid by the Company to any participating FINRA member or any affiliate or associate of any participating FINRA member, except as specifically authorized herein.
(vv)
The statements set forth in the Registration Statement and the Prospectus under the caption “Description of Capital Stock” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in material respects.
(ww)
Except as set forth in the Registration Statement and the Prospectus, the Company does not, as of the date hereof, have any subsidiaries and does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association, or other business entity.

Any certificate signed by an officer of the Company and delivered to the Sales Agent or to counsel for the Sales Agent pursuant to or in connection with this Agreement shall be deemed to be a representation and warranty by the Company, as applicable, to the Sales Agent as to the matters set forth therein.

The Company acknowledges that the Sales Agent and, for purposes of the opinions to be delivered pursuant to this Agreement, counsel to the Company and counsel to the Sales Agent, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

7.
Agreements of the Company.

The Company covenants and agrees with the Sales Agent as follows:

(a)
The Company will not, either prior to the first Applicable Time or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Placement Shares by the Sales Agent or a dealer, file any amendment or supplement, unless a copy thereof shall first have been submitted to the Sales Agent for approval within a reasonable period of time prior to the filing thereof (provided, however, that the failure of the Company to obtain the Sales Agent’s approval shall not relieve the Company of any obligation or liability hereunder, or affect the Sales Agent’s right to rely on the representations and warranties made by the Company in this Agreement).
(b)
So long as delivery of the Prospectus relating to any Placement Shares may be required to be delivered by the Sales Agent or any dealer under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 of the Rules and Regulations or any similar rule), the Company will notify the Sales Agent promptly, and will confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed, in each case, other than documents incorporated by reference, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the

Prospectus or for additional information related to the offering of the Placement Shares or to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus, (iii) of its receipt of notice or its knowledge of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus Supplement, the Prospectus or any Issuer Free Writing Prospectus or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the suspension of the qualification of the Placement Shares for offering and sale in any jurisdiction, or the initiation or threatening of any proceeding for that purpose, and (v) of receipt by the Company or any representative or counsel to the Company of any other communication from the Commission relating to the Company, the Registration Statement, the Prospectus Supplement, the Prospectus or the issuance and sale of the Placement Shares. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus Supplement, the Prospectus or any Issuer Free Writing Prospectus, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement pursuant to Rule 430B of the Rules and Regulations, the Company will comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430B and notify the Sales Agent promptly of all such filings if not available on EDGAR. The Company will cause each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Act or, in the case of any document to be incorporated by reference therein, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed. If the Company elects to rely upon Rule 462(b) under the Act, the Company shall file a registration statement under Rule 462(b) with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for such Rule 462(b) registration statement or give irrevocable instructions for the payment of such fee pursuant to the Rules and Regulations. So long as delivery of the Prospectus relating to any Placement Shares may be required to be delivered by the Sales Agent or any dealer under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 of the Rules and Regulations or any similar rule), the Company will comply with all requirements imposed upon it by the Act, as from time to time in force, and to file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act.
(c)
The Company will furnish to the Sales Agent, without charge, written and electronic copies of each of the Registration Statement and of any pre- or post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto, the Prospectus (including all documents incorporated by reference therein), the Prospectus Supplement, each Issuer Free Writing Prospectus and all amendments and supplements thereto that are filed with the Commission during any period that a Prospectus relating to the Placement Shares is required to be delivered under the Act, in each case as soon as reasonably practicable and in such quantities as the Sales Agent may from time to time reasonably request and, at the Sales Agent’s request, will also furnish copies of the Prospectus to each exchange or market on which sales of the Placement Shares may be made; provided, however, that the Company shall not be required to furnish any document (other than the Prospectus) to the Sales Agent to the extent such document is available on EDGAR.
(d)
The Company will use its reasonable best efforts to comply with all requirements imposed upon it by the Act and the Exchange Act as from time to time in force, so far as necessary to permit the sales of, or dealings in, the Placement Shares as contemplated by the provisions hereof and the Prospectus.
(e)
So long as delivery of the Prospectus relating to any Placement Shares may be required to be delivered by the Sales Agent or any dealer under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 of the Rules and Regulations or any similar rule), the

Company will prepare and file with the Commission, promptly upon the Sales Agent’s reasonable request, any amendments or supplements to the Registration Statement or the Prospectus that, in the Sales Agent’s reasonable opinion, may be necessary or advisable in connection with the distribution of the Placement Shares by the Sales Agent (provided, however, that the failure of the Sales Agent to make such request shall not relieve the Company of any obligation or liability hereunder, or affect the Sales Agent’s right to rely on the representations and warranties made by the Company in this Agreement); provided, however, that the Company may delay any such amendment or supplement if, in the judgment of the Company, it is in the best interest of the Company to do so, provided that no Placement Notice is in effect during such time. The Company consents to the use of the Prospectus Supplement, the Prospectus, each Issuer Free Writing Prospectus and any amendment or supplement thereto by the Sales Agents and by all dealers to whom the Placement Shares may be sold, both in connection with the offering or sale of the Placement Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur that in the judgment of the Company or counsel to the Sales Agent should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will notify the Sales Agent to suspend the offering of Placement Shares during such period and the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to the Sales Agent, without charge, such number of copies of such supplement or amendment to the Prospectus as the Sales Agent may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Prospectus Supplement or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Sales Agent and, if requested by the Sales Agent, will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.
(f)
The Company will use its reasonable best efforts and cooperate with the Sales Agent in connection with the registration or qualification of the Placement Shares for offer and sale under the state or foreign securities or Blue Sky laws of such jurisdictions as the Sales Agent may request and to maintain such registration or qualification in effect for so long as required for the distribution of the Placement Shares (but in no event for less than one year from the date of this Agreement); provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general service of process in any jurisdiction where it is not now so subject. In each applicable jurisdiction, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such registration or qualification in effect for so long as required for the distribution of the Placement Shares (but in no event for less than one year from the date of this Agreement).
(g)
The Company will make generally available to holders of its securities as soon as practicable, but in no event later than 15 months after the end of the Company’s current fiscal quarter, an earning statement covering a period of 12 months that satisfies the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations), provided that the Company will be deemed to have furnished such statement to its security holders to the extent it is available on EDGAR.
(h)
Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or reimburse if paid by the Sales Agent all costs and expenses incident to the performance of the obligations of the Company under this Agreement and in connection with the transactions contemplated hereby, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits to it, the

Prospectus Supplement, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement to any of the foregoing, including any fees required by the Commission in connection therewith, (ii) the preparation and delivery of certificates, if any, representing the Placement Shares, including any stock or other transfer taxes and any capital duties, stamp duties or other duties or taxes payable upon the sale, issuance or delivery of the Placement Shares to the Sales Agent, (iii) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus Supplement, the Prospectus and any Issuer Free Writing Prospectus, and all amendments and supplements thereto, as may be requested by the Sales Agent for use in connection with the offering and sale of the Placement Shares, (iv) the listing of the Placement Shares on the Exchange, (v) any filings required to be made in connection with clearance of the offering of the Placement Shares with FINRA (including the fees, disbursements and other charges of counsel for the Sales Agent in connection therewith), (vi) the registration or qualification of the Placement Shares for offer and sale under state or foreign securities or Blue Sky laws and the preparation, printing and distribution of any Blue Sky memoranda (including the fees, disbursements and other charges of counsel to the Sales Agent in connection therewith), (vii) fees, disbursements and other charges of counsel to the Company and of the Accountants, (viii) the transfer agent for the Placement Shares and (ix) all other costs and expenses of the Sales Agent incident to the performance of its obligations hereunder not otherwise specifically provided for herein, including the fees, disbursements and other charges of counsel to the Sales Agent (in addition to those set forth in clauses (v) and (vi)); provided, however, that in no event under this clause (ix) shall the Company be required to pay or reimburse any Sales Agent costs and expenses in excess of $75,000 in connection with the establishment of the ATM Program and $15,000 for each periodic update of the ATM Program.
(i)
The Company will not at any time, directly or indirectly, (i) take any action designed or that would reasonably be expected to cause or result in, or that will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Placement Shares or (ii) sell, bid for, or purchase Common Stock in violation of Regulation M, or pay anyone any compensation for soliciting purchases of the Placement Shares other than the Sales Agent.
(j)
The Company will conduct its affairs in such a manner so as to reasonably ensure that neither it nor any of its Subsidiaries will be or become, at any time prior to the termination of this Agreement, required to register as an “investment company,” as such term is defined in the Investment Company Act.
(k)
The Company will use the Net Proceeds in the manner set forth in the Prospectus under the caption “Use of Proceeds.”
(l)
The Company and the Subsidiaries will maintain and keep accurate books and records reflecting their assets and maintain internal accounting controls in a manner designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and including those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles, (iii) receipts and expenditures of the Company are being made only in accordance with management’s and the Company’s directors’ authorization and (iv) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that would have a material effect on its financial statements. The Company and the Subsidiaries will maintain such controls and other procedures, including, without limitation, those required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the applicable regulations thereunder that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure and to ensure that material information relating to the Company or the Subsidiaries is made known to them by others within those entities, particularly during the period in which such periodic reports are being prepared.
(m)
Without the prior written consent of the Sales Agent, the Company will not, directly or indirectly, offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any shares of Common Stock (other than the Placement Shares offered pursuant to this Agreement) or securities convertible into or exchangeable or exercisable for shares of Common Stock, warrants or any rights to purchase or acquire, shares of Common Stock during the period beginning on the fifth Trading Day immediately prior to the date on which any Placement Notice is delivered to Sales Agent hereunder and ending on the fifth Trading Day immediately following the final Settlement Date with respect to Placement Shares sold pursuant to such Placement Notice (or, if the Placement Notice has been terminated or suspended prior to the sale of all Placement Shares covered by a Placement Notice, the date of such suspension or termination); and will not directly or indirectly in any other “at the market offering” or continuous equity transaction offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Common Stock (other than the Placement Shares offered pursuant to this Agreement) or securities convertible into or exchangeable or exercisable for shares of Common Stock, warrants or any rights to purchase or acquire, shares of Common Stock prior to the later of the termination of this Agreement and the sixtieth day immediately following the final Settlement Date with respect to Placement Shares sold pursuant to such Placement Notice; provided, however, that such restrictions will not be required in connection with the Company’s issuance or sale of (i) shares of Common Stock, options to purchase shares of Common Stock or shares of Common Stock issuable upon the exercise of options or settlement of equity awards, including any Common Stock sold on behalf of an employee to cover tax withholding obligations, pursuant to any employee or director equity incentive or benefits plan, stock ownership plan or dividend reinvestment plan (but not shares Common Stock subject to a waiver to exceed plan limits in its dividend reinvestment plan) of the Company whether now in effect or hereafter implemented, (ii) shares of Common Stock issuable upon conversion of securities or the exercise of warrants, options or other rights in effect or outstanding, and disclosed in filings by the Company available on EDGAR or otherwise in writing to the Sales Agent and (iii) shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock as consideration for mergers, acquisitions, other business combinations or research, collaboration, technology license, development, marketing or other similar agreements or strategic partnerships or alliances occurring after the date of this Agreement which are not issued for capital raising purposes.
(n)
Prior to the date of the first Placement Notice, the Company will use its reasonable best efforts to maintain the listing of the Placement Shares or to cause the Placement Shares to be listed on the Exchange, as applicable.
(o)
The Company will, at any time during the pendency of a Placement Notice, advise the Sales Agent promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document required to be provided to the Sales Agent pursuant to this Agreement.
(p)
The Company will cooperate with any reasonable due diligence review conducted by the Sales Agent, its representatives and its counsel in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior corporate officers, during regular business hours and at the Company’s principal offices, as the Sales Agent may reasonably request.
(q)
The Company agrees that on or prior to such dates as the Act shall require, with respect to the Placement Shares, the Company will (i) file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b), which prospectus supplement will set forth, within the relevant period, the number or amount of Placement Shares sold through or to the Sales Agent, the Net Proceeds to the Company and the compensation payable by the Company to the Sales Agent with respect to such Placement Shares, and (ii) deliver such number of copies of each such prospectus supplement to each exchange or market on which such sales were effected as may be required by the rules or regulations of such exchange or market; provided, that, unless a prospectus supplement containing such information is required to be filed under the Act, the requirement of this Section 7(q) may be satisfied by Company’s inclusion in the Company’s Form 10-K or Form 10-Q, as applicable, of the number or amount of Placement Shares sold through or to the Sales Agent, the Net Proceeds to the Company and the compensation payable by the Company to the Sales Agent with respect to such Placement Shares during the relevant period.
(r)
On or prior to the date on which the Company first delivers a Placement Notice and each time the Company:
i.
files the Prospectus relating to the Placement Shares or amends or supplements (other than a prospectus supplement relating solely to an offering of securities other than the Placement Shares) the Registration Statement or the Prospectus relating to the Placement Shares by means of a post-effective amendment, sticker or supplement but not by means of incorporation of documents by reference into the Registration Statement or the Prospectus relating to the Placement Shares;
ii.
files an annual report on Form 10-K under the Exchange Act (including any Form 10-K/A containing amended financial information or a material amendment to the previously filed Form 10-K);
iii.
files a quarterly report on Form 10-Q under the Exchange Act; or
iv.
files a current report on Form 8-K containing amended financial information (other than information “furnished” pursuant to Items 2.02 or 7.01 of Form 8-K) under the Exchange Act (each date of filing of one or more of the documents referred to in clauses (i) through (iv) shall be a “Representation Date”), the Company shall furnish the Sales Agent (but in the case of clause (iv) above only if the Sales Agent reasonably determines that the information contained in such Form 8‑K is material at a time when a Placement Notice is pending or in effect and the Sales Agent requests a certificate within three Trading Days of the Company’s filing of such Form 8-K) with a certificate, in the form substantially similar to the form attached hereto, dated the Representation Date, modified, as necessary, to relate to the Registration Statement and the Prospectus as amended or supplemented. The requirement to provide a certificate under this Section 7(r) shall be waived for any Representation Date occurring at a time during which no Placement Notice is pending or a Suspension is in effect, which waiver shall continue until the earlier to occur of the date on which the Company delivers instructions for the sale of Placement Shares hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Shares following a Representation Date when a Suspension was in effect and did not provide the Sales Agent with a certificate under this Section 7(r), then before the Company delivers the instructions for the sale of Placement Shares or the Sales Agent sells any Placement Shares pursuant to such instructions, the Company shall provide the Sales Agent with a certificate in conformity with this Section 7(r) dated as of the date that the instructions for the sale of Placement Shares are issued.

(s)
On or prior to the date of the first Placement Notice and within five Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate pursuant to Section 7(r) for which no suspension or waiver is applicable and excluding the date of this Agreement, the Company shall cause to be furnished to the Sales Agent a written opinion and negative assurance letter of DLA Piper LLP (US) (“Company Counsel”), or other counsel reasonably satisfactory to the Sales Agent, in form and substance satisfactory to Sales Agent and its counsel, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, Company Counsel shall not be required to furnish to the Sales Agent more than one opinion and one negative assurance letter under this Agreement per each filing of an annual report on Form 10-K and quarterly report on Form 10-Q; provided, further, that in lieu of such opinion or negative assurance letter for subsequent Representation Dates, Company Counsel may furnish the Sales Agent with a letter (a “Reliance Letter”) to the effect that the Sales Agent may rely on a prior opinion or negative assurance letter delivered under this Section 7(s) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion or negative assurance letter, as the case may be, shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented as of the date of the Reliance Letter).
(t)
On or prior to the date of the first Placement Notice and within five Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate pursuant to Section 7(r) for which no waiver is applicable, the Company shall cause each Accountant to furnish the Sales Agent letters (the “Comfort Letters”), dated the date the Comfort Letter is delivered, which shall meet the requirements set forth in this Section 7(t); provided, that if requested by the Sales Agent, the Company shall cause a Comfort Letter to be furnished to the Sales Agent within 10 Trading Days of the date of occurrence of any material transaction or event, including the restatement of the Company’s financial statements. The Comfort Letter shall be in a form and substance satisfactory to the Sales Agent, (i) confirming that they are an independent registered public accounting firm within the meaning of the Act and the PCAOB, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter. The Company shall not be required to furnish more than one comfort letter per Accountant hereunder per each filing of an annual report on Form 10-K and quarterly report on Form 10-Q.
(u)
[Reserved].
(v)
If, immediately prior to the third anniversary of the initial effective date of the Registration Statement (the “Renewal Date”), any of the Placement Shares remain unsold and this Agreement has not been terminated, the Company will, in its sole discretion, prior to the Renewal Date, file a new shelf registration statement or, if applicable, an automatic shelf registration statement relating to the Common Stock that may be offered and sold pursuant to this Agreement (which shall include a prospectus reflecting the number or amount of Placement Shares that may be offered and sold pursuant to this Agreement), in a form satisfactory to the Sales Agent and its counsel, and, if such registration statement is not an automatic shelf registration statement, will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Date. The Company will take all other reasonable actions necessary or appropriate to permit the public offer and sale of the Placement Shares to continue as contemplated in the expired registration statement and this Agreement. From and after the effective date thereof, references herein to the “Registration Statement” shall include such new shelf registration statement or such new automatic shelf registration statement, as the case may be.
(w)
If, from and after the date of this Agreement, the Company is no longer eligible to use Form S-3 (including pursuant to General Instruction I.B.6.) at the time it files with the Commission an annual report on Form 10-K or any post-effective amendment to the Registration Statement, then it shall promptly notify the Sales Agent and, within two Business Days after the date of filing of such annual report on Form 10-K or amendment to the Registration Statement, the Company shall, in its sole discretion, file a new prospectus supplement with the Commission reflecting the number of shares of Common Stock available to be offered and sold by the Company under this Agreement pursuant to General Instruction I.B.6. of Form S-3; provided, however, that the Company may delay the filing of any such prospectus supplement for up to 30 days if, in the reasonable judgment of the Company, it is in the best interest of the Company to do so, provided that no Placement Notice is in effect or pending during such time. Until such time as the Company shall have corrected such misstatement or omission or effected such compliance, the Company shall not notify the Sales Agent to resume the offering of Placement Shares.
(x)
The Company represents and agrees that, without the prior written consent of the Sales Agent (which consent shall not be unreasonably withheld or delayed), and the Sales Agent represents and agrees that, without the prior written consent of the Company, it (including its agents and representatives, other than the Sales Agent in its capacity as such) has not made and will not make, use, prepare, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy Placement Shares hereunder or otherwise make any offer relating to the Placement Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405), required to be filed with the Commission. Any such free writing prospectus the use of which has been consented to by the Company and the Sales Agent, as the case may be, is herein called a “Permitted Free Writing Prospectus.” The Company represents and agrees that it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and that it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Rules and Regulations applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission, where required, recordkeeping and legending. For the purposes of clarity, the parties hereto agree that all free writing prospectuses, if any, listed in Schedule 4 hereto are Permitted Free Writing Prospectuses.
(y)
The Company agrees that it will not sell more than the number of shares of Common Stock permitted to be sold under Exchange rules and regulations pursuant to this Agreement.
8.
Conditions of the Obligations of the Sales Agent.

The obligations of the Sales Agent hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties made by the Company herein, to the due performance by the Company of its obligations hereunder, to the completion by the Sales Agent of a due diligence review satisfactory to the Sales Agent, and to the continuing satisfaction (or waiver by the Sales Agent in its sole discretion) of the following additional conditions:

(a)
The Registration Statement shall be effective and shall be available for the (i) resale of all Placement Shares issued to the Sales Agent and not yet sold by the Sales Agent and (ii) sale of all Placement Shares contemplated to be issued by any Placement Notice. All filings required by Rule 424 shall have been made, including timely filing of the Prospectus Supplement pursuant to Rule 424(b).
(b)
(i) No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus Supplement, the Prospectus or any Issuer Free Writing Prospectus

shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission; (ii) no order suspending the qualification or registration of the Placement Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by any applicable governmental authorities; (iii) the Company shall not have received any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (iv) there shall not have occurred or be continuing any event that makes any statement of a material fact made in the Registration Statement or the Prospectus or any Incorporated Document untrue or that requires the making of any changes in the Registration Statement, the Prospectus or Incorporated Documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus, so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(c)
The Sales Agent shall not have advised the Company that the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the Sales Agent’s opinion, in consultation with outside counsel, is material, or omits to state a fact that in the Sales Agent’s opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.
(d)
Except as contemplated in the Prospectus, or disclosed in the Company’s reports filed with the Commission, (i) there shall not have been (A) a Material Adverse Change or any material adverse change, on a consolidated basis, in the authorized capital stock of the Company, (B) any Material Adverse Effect or the occurrence of any development that the Company reasonably expects would result in a Material Adverse Effect or (C) any downgrading in or withdrawal of the rating assigned to any of the Company’s securities (other than asset-backed securities), if any, by any rating organization or a public announcement by any rating organization that it has under surveillance or review its rating of any of the Company’s securities (other than asset-backed securities), if any, and (ii) neither the Company nor any of its Subsidiaries shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, if in the judgment of the Sales Agent (without relieving the Company of any obligation or liability it may otherwise have), any such development makes it impracticable or inadvisable to proceed with the offering of the Placement Shares on the terms and in the manner contemplated in the Prospectus.
(e)
Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company, any of its Subsidiaries or any of its or their officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would, in the judgment of the Sales Agent, have a Material Adverse Effect or if, in the judgment of the Sales Agent, any such development makes it impracticable or inadvisable to proceed with the offering of the Placement Shares on the terms and in the manner contemplated in the Prospectus.
(f)
Each of the representations and warranties of the Company contained herein shall be true and correct in all respects (in the case of any representation and warranty containing a materiality or Material Adverse Effect qualification) or in all material respects (in the case of any other representation and warranty), and all covenants and agreements contained herein to be performed on the part of the

Company and all conditions contained herein to be fulfilled or complied with by the Company shall have been duly performed, fulfilled or complied with.
(g)
The Sales Agent shall have received the opinion and negative assurance letter from Company Counsel required to be delivered pursuant to Section 7(s) on or before the date on which delivery of such opinion and negative assurance letter is required pursuant to Section 7(s).
(h)
The Sales Agent shall have received an opinion and negative assurance letter from Latham & Watkins LLP, counsel to the Sales Agent, on or before the date on which delivery of the opinion of Company Counsel is required pursuant to Section 7(s), which opinion and negative assurance letter shall be reasonably satisfactory in all respects to the Sales Agent, and the Company shall have furnished to such counsel such documents as they may request to enable counsel to the Sales Agent to pass upon such matters.
(i)
The Sales Agent shall have received the Comfort Letter required to be delivered pursuant to Section 7(t) on or before the date on which such delivery of such Comfort Letter is required pursuant to Section 7(t).
(j)
The Sales Agent shall have received the certificate required to be delivered pursuant to Section 7(r) on or before the date on which delivery of such certificate is required pursuant to Section 7(r).
(k)
On or prior to the date of the first Placement Notice and at subsequent Representation Dates as may be requested by the Sales Agent, the Company shall deliver to the Sales Agent a certificate of the Secretary of the Company and attested to by an executive officer of the Company, dated as of such date and in form and substance satisfactory to the Sales Agent and its counsel, certifying as to (i) the Certificate of Incorporation of the Company, (ii) the Bylaws of the Company, (iii) the resolutions of the board of directors of the Company or a duly authorized committee thereof authorizing the execution, delivery and performance of this Agreement and the issuance of the Placement Shares and (iv) the incumbency of the officers duly authorized to execute this Agreement and the other documents contemplated by this Agreement.
(l)
The Placement Shares shall be qualified for sale in such jurisdictions as the Sales Agent may reasonably request and each such qualification shall be in effect and not subject to any stop order or other proceeding.
(m)
The Company shall have filed an application for listing of the Placement Shares on the Exchange at, or prior to, the issuance of the first Placement Notice and the Exchange. Trading in the Common Stock shall not have been suspended on the Exchange and the Common Stock shall not have been delisted from the Exchange.
(n)
All filings with the Commission required by Rule 424(b) or Rule 433 under the Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424(b) (without reliance on Rule 424(b)(8)) or Rule 433, as applicable.
(o)
If applicable, FINRA shall have raised no objection to the terms of the offering contemplated hereby and the amount of compensation allowable or payable to the Sales Agent as described in the Prospectus.
(p)
On each date on which the Company is required to deliver a certificate pursuant to Section 7(r), the Company shall have furnished to the Sales Agent such further information, opinions, certificates, letters and other documents, in addition to those specifically mentioned herein, as the Sales Agent may have reasonably requested. All such information, opinions, certificates, letters and other documents shall have been in compliance with the provisions hereof.
(q)
There shall not have occurred any event that would permit the Sales Agent to terminate this Agreement pursuant to Section 11(a).
9.
Indemnification and Contribution.
(a)
The Company will indemnify and hold harmless the Sales Agent, its partners, members, directors, officers, employees, agents and affiliates and each person, if any, who controls the Sales Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on, in whole or in part, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus Supplement, the Prospectus or any amendment or supplement thereto or any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading in the light of the circumstances in which they were made, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained herein or in any failure of the Company to perform its obligations hereunder or under law in connection with the transactions contemplated hereby; provided, however, that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Placement Shares to any person by the Sales Agent and is based on the Sales Agent Information. This indemnity agreement will be in addition to any liability that the Company might otherwise have.
(b)
The Sales Agent will indemnify and hold harmless the Company, each director of the Company, each officer of the Company who signs the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to Sales Agent, as set forth in Section 9(a), but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with the Sales Agent Information. This indemnity will be in addition to any liability that the Sales Agent might otherwise have.
(c)
Any party that proposes to assert the right to be indemnified under this Section 9 shall, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party in writing of the commencement of such action, enclosing with such notice a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 9 unless, and only to the extent that, such omission results in the loss of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable and documented costs of investigation incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), or (iv) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable and documented fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable and documented fees, disbursements and other charges of more than one separate firm (plus local counsel) admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such reasonable and documented fees, disbursements and other charges will be reimbursed by the indemnifying party within thirty (30) days of such claims are received by the indemnified person. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (A) includes an unconditional release of such indemnified party, in form and substance reasonably satisfactory to the indemnified party, from all liability on any claims that are the subject matter of such action and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld or delayed).
(d)
If an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable and documented fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by this Section 9 effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.
(e)
If the indemnification provided for in this Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable to or insufficient to hold harmless an indemnified party under this Section 9 in respect of any losses, claims, liabilities, expenses and damages referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Sales Agent, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) by such indemnified party as a result of such losses, claims, liabilities, expenses and damages in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Sales Agent, on the other hand. The relative benefits received by the Company, on the one hand, and the Sales Agent, on the other hand, shall be deemed to be in the same proportion as the total Net

Proceeds from the sale of the Placement Shares (before deducting expenses) received by the Company bear to the total compensation received by the Sales Agent from the sale of the Placement Shares on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Sales Agent, on the other hand, with respect to the statements or omissions that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Sales Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Sales Agent agree that it would not be just and equitable if contributions pursuant to this Section 9(e) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 9(e) shall be deemed to include, for purposes of this Section 9(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(e), the Sales Agent shall not be required to contribute any amount in excess of the commissions received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(e), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each director of the Company and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against any such party in respect of which a claim for contribution may be made under this Section 9(e), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 9(e). No party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 9 hereof.
(f)
The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Sales Agent, (ii) acceptance of any of the Placement Shares and payment therefor or (iii) any termination of this Agreement.
10.
[Reserved].
11.
Termination.
(a)
The obligations of the Sales Agent under this Agreement may be terminated and the Sales Agent may terminate this Agreement with respect to itself at any time, by notice to the Company from the Sales Agent, without liability on the part of the Sales Agent to the Company if, in the sole judgment of the Sales Agent, (i) there has been, since the time of execution of this Agreement or since the date as of which information is given in the Prospectus, any Material Adverse Effect, any Material Adverse Change or any development that would reasonably be expected to result in a Material Adverse Effect or a Material Adverse Change, whether or not arising in the ordinary course of business, which individually or in the aggregate, in the sole judgment of the Sales Agent is material and adverse and makes it impractical or inadvisable to sell the Placement Shares or to enforce contracts for the sale of the Placement Shares, (ii) trading in any of the equity securities of the Company shall have been suspended or limited by the Commission or by the

Exchange or trading of any securities of the Company on any exchange or in the over-the-counter market shall have occurred and be continuing, (iii) trading in securities generally on the Exchange shall have been suspended or limited or minimum or maximum prices shall have been generally established on the Exchange, or material governmental restrictions shall have been imposed upon trading in securities generally by the Exchange, by order of the Commission or any court or other governmental authority or by the Exchange, (iv) a banking moratorium shall have been declared by either federal or New York State authorities or any material disruption of the securities settlement or clearance services in the United States shall have occurred, or (v) any material adverse change in the financial or securities markets in the United States or elsewhere or in political, financial or economic conditions in the United States or elsewhere, any outbreak or material escalation of hostilities, a declaration of a national emergency or war, or other calamity or crisis, either within or outside the United States, shall have occurred, the effect of which is such as to make it, in the sole judgment of the Sales Agent, impracticable or inadvisable to sell the Placement Shares or to enforce contracts for the sale of the Placement Shares. If this Agreement is terminated pursuant to this Section 11(a), neither party shall have any liability to the other party, except that Sections 7(h), 9, 10 and 13 hereof shall remain in full force and effect notwithstanding such termination; If the Sales Agent elects to terminate this Agreement as provided in this Section 11(a), the Sales Agent shall provide the required notice as specified in Section 13.
(b)
The Company shall have the right, by giving 5 business days’ prior notice as hereinafter specified to terminate this Agreement with respect to the Sales Agent in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Sections 7(h), 9, 10 and 13 hereof shall remain in full force and effect notwithstanding such termination.
(c)
The Sales Agent shall have the right, by giving 5 days’ prior notice as hereinafter specified to terminate this Agreement with respect to itself in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Sections 7(h), 9, 10 and 13 hereof shall remain in full force and effect notwithstanding such termination.
(d)
This Agreement shall remain in full force and effect unless terminated pursuant to Sections 11(a), (b), or (c) above or otherwise by mutual agreement of the parties; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that Sections 7(h), 9, 10 and 13 hereof shall remain in full force and effect.
(e)
Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by the Sales Agent or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Shares, such Placement Shares shall settle in accordance with the provisions of this Agreement.
12.
No Fiduciary Relationship.

Notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Sales Agent, the Company acknowledges and agrees that (a) the offering and sale of the Placement Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Sales Agent,(b) the Sales Agent is acting solely as agent in connection with the public offering of the Placement Shares and in connection with each transaction contemplated by this Agreement and the process leading to such transactions, and the Sales Agent has not assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Sales Agents have advised or are currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement, (c) the Sales Agent and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Sales Agent has no obligation to disclose or account to the Company for any of such differing interests, and (d) the Company has consulted its own legal, tax, accounting and financial advisors to the extent it deemed appropriate, is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement and has not relied upon the Sales Agent or legal counsel for the Sales Agent for any legal, tax, accounting and financial advice in connection with the offering and sale of the Placement Shares. The Company hereby waives any claim, and agrees that it will not claim, that the Sales Agent or its affiliates have rendered advisory services of any nature or respect, or owe a fiduciary or similar duty to the Company, in connection with the sale of Placement Shares under this Agreement or the process leading thereto. The Company agrees that the Sales Agent and its affiliates shall not have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Company, employees or creditors of Company.

13.
Miscellaneous.
(a)
Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, Sow Good Inc., 1440 N Union Bower Rd, Irving, TX 75061, Attention: CEO, telephone number: (214) 623-6055, , with a copy (which shall not constitute notice) to DLA Piper LLP (US), 303 Colorado Street, Austin, TX 78702, Attention: Drew M. Valentine, or (b) if to Needham at the offices of Needham & Company, LLC, 250 Park Avenue, New York, NY 10177, Attention: Matthew Castrovince, with a copy (which shall not constitute notice) to Latham & Watkins LLP, 1271 Avenue of the Americas, New York, NY 10020, Attention: John J. Slater. Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier, (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid) and (iv) by Electronic Notice as set forth in the following paragraph. For purposes of this Agreement, “Business Day” shall mean any day on which the Exchange and commercial banks in New York City are open for business.

An electronic communication (“Electronic Notice”) shall be deemed written notice for purposes of this Section 13(a) if sent to the electronic mail address specified by the receiving party in this Section 13(a). Electronic Notice shall be deemed received at the time the party sending Electronic Notice receives actual acknowledgment of receipt from the person to whom notice is sent, other than automatic reply. Any party receiving Electronic Notice may request and shall be entitled to receive the notice on paper, in a nonelectronic form (“Nonelectronic Notice”), which shall be sent to the requesting party within 10 days of receipt of the written request for Nonelectronic Notice.

(b)
This Agreement has been and is made solely for the benefit of the Sales Agent, the Company, and the persons referred to in Section 9, and their respective successors and permitted assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” as used in this Agreement shall not include a purchaser, as such purchaser, of Placement Shares. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party; provided, however, that the Sales Agent may assign its rights and obligations hereunder to an affiliate thereof without obtaining the Company’s consent.

(c)
The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend or similar event effected with respect to the Common Stock.
(d)
This Agreement (including all schedules and exhibits attached hereto and Placement Notices issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Sales Agent.
(e)
This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State and without regard to principles of conflicts of laws. Unless stated otherwise, specified times of day refer to New York City time.
(f)
No implied waiver by a party shall arise in the absence of a waiver in writing signed by such party. No failure or delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power, or privilege hereunder.
(g)
This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
(h)
In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement.
(i)
EACH OF THE COMPANY AND THE AGENT HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, RELATING TO OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
(j)
Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York City, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection with any of the transactions contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum, or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy (certified or registered mail, return receipt requested) to such party at the address in effect for notices under Section 13(a) of this Agreement and agrees that such service shall constitute good and sufficient notice of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.
(k)
For purposes of this Agreement:
i.
The section, exhibit and schedule headings herein are for convenience only and shall not affect the construction hereof.
ii.
Words defined in the singular shall have a comparable meaning when used in the plural, and vice versa.
iii.
The words “hereof,” “hereto,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.
iv.
Wherever the word “include,” “includes” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation.”
v.
References herein to any gender shall include each other gender.
vi.
References herein to any law, statute, ordinance, code, regulation, rule or other requirement of any governmental authority shall be deemed to refer to such law, statute, ordinance, code, regulation, rule or other requirement of any governmental authority as amended, reenacted, supplemented or superseded in whole or in part and in effect from time to time and also to all rules and regulations promulgated thereunder.
vii.
All references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in the Registration Statement or the Prospectus, as the case may be.
viii.
All references in this Agreement to the Registration Statement, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR; all references in this Agreement to any Issuer Free Writing Prospectus (other than any Issuer Free Writing Prospectuses that, pursuant to Rule 433, are not required to be filed with the Commission) shall be deemed to include the copy thereof filed with the Commission pursuant to EDGAR; and all references in this Agreement to “supplements” to the Prospectus shall include, without limitation, any supplements, “wrappers” or similar materials prepared in connection with any offering, sale or private placement of any Placement Shares by the Sales Agent outside of the United States.

[Signature pages follow]

Please confirm that the foregoing correctly sets forth the agreement among the Company and the Sales Agent.

Very truly yours,

Sow Good Inc.

By: /s/ Claudia Goldfarb

Name: Claudia Goldfarb

Title: Chief Executive Officer

Confirmed as of the date first

above mentioned:

Needham & Company, LLC

By: /s/ Matthew Castrovince

Name: Matthew Castrovince
Title: Managing Director

[Signature Page to Sales Agreement]

__________________________

Form of Representation Date Certificate

__________________________

The undersigned, the duly qualified and elected [_____] of Sow Good Inc., a Delaware corporation (the “Company”), does hereby certify in such capacity and on behalf of the Company, pursuant to Section 7(r) of the Sales Agreement, dated November 14, 2024 (the “Sales Agreement”), by and between the Company and Needham & Company, LLC, that, after due inquiry, to the best of the knowledge of the undersigned:

(a)
Each of the representations and warranties of the Company contained in Section 6 of the Sales Agreement are true and correct as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date; and
(b)
Each of the covenants required to be performed by the Company under the Sales Agreement on or prior to the date hereof has been duly, timely and fully performed and each condition required to be satisfied or fulfilled under the Sales Agreement on or prior to the date hereof has been duly, timely and fully satisfied or fulfilled.
(c)
The undersigned has carefully examined the Registration Statement and the Prospectus (including any Incorporated Documents) and (i) as of the date hereof, the Registration Statement complies in all material respects with the requirements of the Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, (ii) as of the date hereof, the Prospectus complies in all material respects with the requirements of the Act does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) since the effective date of the Registration Statement and as of the date hereof, no event has occurred as a result of which it is necessary to amend or supplement the Registration Statement or the Prospectus in order to make the statements therein not untrue or misleading or for clauses (i) and (ii) above, to be true and correct.
(d)
There has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the general affairs, business, management, condition (financial or otherwise), earnings, results of operations, properties, operations, assets, liabilities or prospects of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, since the date as of which information is given in the Prospectus, as amended or supplemented to the date hereof.
(e)
The Company does not possess any material non-public information.
(f)
The maximum amount of Placement Shares that may be sold pursuant to the Sales Agreement has been duly authorized by the Company’s board of directors or a duly authorized committee thereof pursuant to a resolution or unanimous written consent in accordance with the Company’s organizational documents and applicable law.

Each of DLA Piper LLP (US), counsel to the Company, and Latham & Watkins LLP, counsel to the Sales Agent, are entitled to rely on this certificate in connection with the respective opinions such firms are rendering pursuant to the Sales Agreement.

IN WITNESS WHEREOF, the undersigned, in such individual’s capacity as [_______] of the Company, has executed this Officer’s Certificate on behalf of the Company.

By:

Name:

Title:

Date:

[Signature Page to Representation Date Certificate]